OLSTEN CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

































                            Effective January 4, 1999

                               OLSTEN CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                Table of Contents
                                -----------------


                                    Article I
                             Background and Purpose

1.1    Background........................................................1
1.2    Purpose...........................................................1


                                   Article II
                                   Definitions

2.1    Accrued Benefit...................................................1
2.2    Active Service....................................................2
2.3    Actuarial Equivalent..............................................2
2.4    Beneficiary.......................................................3
2.5    Benefit Objective.................................................3
2.6    Benefits Committee................................................3
2.7    Board of Directors................................................3
2.8    Break in Service..................................................3
2.9    Change in Control.................................................4
2.10   Code..............................................................4
2.11   Company...........................................................4
2.12   Disability (or "Disabled")........................................4
2.13   Early Retirement Age..............................................4
2.14   Early Retirement Date.............................................4
2.15   Effective Date....................................................4
2.16   Employee..........................................................4
2.17   Entry Date .......................................................4
2.18   ERISA.............................................................4
2.19   Final Average Earnings............................................4
2.20   Highly Compensated Employee.......................................5
2.21   Hours of Service..................................................5
2.22   Integrated Benefits...............................................6
2.23   Late Retirement Date..............................................7
2.24   Normal Retirement Age.............................................7
2.25   Normal Retirement Date............................................7
2.26   Participant.......................................................7
2.27   Participating Employer............................................7
2.28   Plan..............................................................7
2.29   Plan Administrator................................................7
2.30   Plan Year.........................................................7
2.31   Primary Social Security Benefit...................................7
2.32   Prior Plan........................................................7
2.33   Service...........................................................7
2.34   Subsidiary........................................................7
2.35   Termination of Service............................................8
2.36   Total Compensation................................................8





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
2.37   Trust.............................................................8
2.38   Trustee...........................................................8
2.39   Year(s)of Participation...........................................8
2.40   Year(s)of Service.................................................9


                                   Article III
                          Eligibility and Participation

3.1    Eligibility.......................................................9
3.2    Participation.....................................................9
3.3    Suspension of Participation.......................................9


                                   Article IV
                                     Funding

4.1    Funding..........................................................10
4.2    Insolvency.......................................................11
4.3    Amounts Not Made Available.......................................12
4.4    Contingent Nature of Accrued Benefits............................12


                                    Article V
                             Entitlement to Benefits

5.1    Normal Retirement................................................12
5.2    Late Retirement..................................................12
5.3    Early Retirement.................................................12
5.4    Termination of Service...........................................12
5.5    Death............................................................13
5.6    Disability.......................................................13
5.7    Vesting and Forfeitures..........................................13
5.8    Distribution Elections...........................................13
5.9    Special Rule for Change in Control...............................14
5.10   Special Rules for Additional Benefits............................14


                                   Article VI
                                  Distributions

6.1    Forms of Payment.................................................15
6.2    Pre-Retirement Death Distributions...............................15


                                   Article VII
                             Participating Employers

7.1    Adoption by Other Employers......................................16
7.2    Allocation of Plan and Trust Expenses............................16
7.3    Designation of Company as Agent..................................16
7.4    Employee Transfers...............................................16
7.5    Contributions and Forfeitures of Participating Employer..........17
7.6    Amendments by Participating Employers............................17
7.7    Discontinuance of Participation .................................17




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
                                  Article VIII
                            Amendment and Termination

8.1    Right to Amend or Terminate......................................17
8.2    Merger or Consolidation..........................................18


                                   Article IX
                                 Administration

9.1    Plan Administrator...............................................18
9.2    Binding Effect...................................................18
9.3    Delegation of Authority..........................................18
9.4    Plan Records.....................................................19
9.5    Limited Liability................................................19


                                    Article X
                                Claims Procedure

10.1   Claims Submission................................................19
10.2   Claim Review.....................................................20
10.3   Right of Appeal..................................................20
10.4   Review of Appeal.................................................20
10.5   Designation......................................................20


                                   Article XI
                                  Miscellaneous

11.1   Headings.........................................................20
11.2   Uniformity.......................................................21
11.3   Obligations of the Company and Participating Employers...........21
11.4   Governing Law....................................................21
11.5   Gender and Number................................................21
11.6   Taxes............................................................21
11.7   Plan Benefits Nontransferable....................................21
11.8   Incompetence.....................................................21
11.9   Identity.........................................................21
11.10  Other Benefits...................................................22
11.11  Construction.....................................................22
11.12  No Guarantee of Employment.......................................22

















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
                               OLSTEN CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                    ARTICLE I

                             Background And Purpose
                             ----------------------

1.1 Background. The Olsten Corporation Supplemental Executive Retirement Plan (the "Plan") was established effective January 4, 1999. The Plan is an amendment, restatement and continuation of the Olsten Corporation Supplemental Retirement Plan for Key Executives Designated by the Company (the "Prior Plan").

1.2 Purpose. The Plan was established for the purpose of providing unfunded deferred compensation for a select group of management and highly compensated employees as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended. All contributions to the Plan are made by the Company or Participating Employers. Participants are not required or permitted to make any contributions to the Plan. The Plan is not intended to qualify under Code section 401(a).



                                   ARTICLE II

                                   Definitions
                                   -----------


2.1 Accrued Benefit means the benefit payable to a Participant under the Plan determined in accordance with this Section and the provisions of the Plan.

                  (a) A Participant's Accrued Benefit at his or her Normal Retirement Date shall be equal to (i) the Participant's Benefit Objective multiplied by a fraction, the numerator of which is the Participant's actual Years of Participation upon Termination of Service and the denominator of which is the Participant's projected Years of Participation had the Participant remained employed by the Company or a Participating Employer until his or her Normal Retirement Date minus (ii) the Participant's Integrated Benefits (calculated as provided in paragraph (b) below).

                  (b) For purposes of paragraph (a) above, the Participant's Benefit Objective minus the Participant's Integrated Benefits shall be calculated as follows:

                      (i) The Participant's Benefit Objective shall first be expressed as an Actuarially Equivalent lump sum.

                      (ii)   Such  lump  sum  shall   then  be  reduced  by  the
                             Actuarially Equivalent lump sum of any Integrated Benefits.

                      (iii) The resulting amount shall then be converted into an Actuarially Equivalent single life annuity.

                 (c) A Participant's Accrued Benefit at his or her Early Retirement Date shall be equal to the Participant's Accrued Benefit at his or her Normal Retirement date, adjusted as follows:

                      (i) For Participants who terminate employment after having attained their Early Retirement Age, the Years of Participation in the denominator of the fraction described in Section 2.1(a) shall be limited to thirty (30) years; and

                      (ii) The Participant's Accrued Benefit at his or her Normal Retirement Date shall be actuarially reduced by six percent (6%) for each year by which the Participant's Early Retirement Date precedes the Participant's Normal Retirement Date.

                 (d) A Participant's Accrued Benefit payable at the Participant's Late Retirement Date shall be calculated in the same manner as the Participant's Accrued Benefit payable at the Participant's Normal Retirement Age, except that all of a Participant's Years of Participation through the Participant's Late Retirement Date shall be included in both the numerator and the denominator of the fraction described in paragraph (a) above.

                 (e) In the case of any payments made before a Participant's Early Retirement Date, the Participant's Accrued Benefit shall be the Actuarial Equivalent of the Accrued Benefit available at Early Retirement Date.

2.2 Active Service means the period during which an Employee is employed by the Company or a Participating Employer and the Employee is actively at work with the Company or Participating Employer. Active Service does not include periods
(i) for which the Employee receives severance benefits from the Company or a Participating Employer; or (ii) during which the Employee performs services for the Company or Participating Employer as a consultant or independent contractor.

2.3 Actuarial  Equivalent  means  an  amount  determined  using   the  following
mortality tables and interest factors:

                  (a) For determining the actuarial equivalent of a lump sum:

                      (i) the mortality table shall be the UP84 Unisex Pension Mortality Table; and

                      (ii) the interest rate shall be based upon the rate promulgated by the Pension Benefit Guaranty Corporation (PBGC) for purposes of determining settlements upon plan termination as of the beginning of the Plan Year during which the determination is being made, but in the event the PBGC no longer promulgates such interest rates, the Plan Administrator shall select an alternative method of determining the applicable interest rate.

                  (b) For  determining  the  actuarial  equivalent  of any other optional form of benefit:

                      (i) the mortality table shall be the 1983 Group Annuity Mortality (GAM) Table (blended 50% of the male and 50% of the female rate); and

                      (ii)   the interest rate shall be seven percent (7.00%).

2.4 Beneficiary means such beneficiary as the Participant may designate from time to time on a form made available by the Company for such purpose (which may be available in paper, facsimile, electronic or voice response format), to receive any benefit payable in the event of the Participant's death. Unless otherwise designated, the Beneficiary with respect to a married Participant shall be the Participant's surviving spouse. If a Participant has no surviving spouse and has not made a valid Beneficiary designation hereunder, the Participant's death benefit shall be paid to the Participant's estate.

2.5 Benefit Objective means an amount equal to the value of a single life annuity that will pay the Participant an annual amount equal to sixty percent (60%) of the Participant's Final Average Earnings, subject to the adjustments described in (a) and (b) below.

                 (a) A  Participant  who has fewer than  twenty  (20)  projected
                 Years of Service at the Participant's Normal Retirement Date will have his or her Benefit Objective reduced as provided in this paragraph. The Benefit Objective will be multiplied by a fraction (not to exceed one), the numerator of which is the Participant's projected Years of Service at his or her Normal Retirement Date and the denominator of which is twenty (20).

                 (b) Notwithstanding the preceding paragraph, a Participant with fewer than ten (10) projected Years of Participation from the Participant's Entry Date to his or her Normal Retirement Date will have his or her Benefit Objective reduced as provided in this paragraph. The Participant's Benefit Objective will be multiplied by a fraction (not to exceed one), which produces the lowest Benefit Objective, determined as follows:

                      (i) the Participant's Years of Service at his or her Normal Retirement Date divided by twenty (20); or

                      (ii) the Participant's Years of Participation at his or her Normal Retirement Date divided by ten (10).

2.6 Benefits Committee means the committee established by the Company to manage its various employee benefit plans.

2.7 Board of Directors means the board of directors of the Company.

2.8 Break in Service means a Plan Year in which a Participant does not complete at least 501 Hours of Service.

2.9 Change in Control means the acquisition by a "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934) of more than twenty-five percent (25%) of the then outstanding voting stock of the Company, other than through a transaction arranged by, or with the consent of, the Company or the Board, or the purchase of at least ten percent (10%) of the then outstanding shares of voting stock of the Company pursuant to a tender offer or exchange offer which is opposed by a majority of the members then serving on the Board.

2.10 Code  means the Internal Revenue Code of 1986, as amended.

2.11 Company  means Olsten Corporation and its successors.

2.12 Disability (or Disabled) means a medically determinable physical or mental impairment that renders a Participant totally disabled. If the Participant qualifies to receive benefits under the Company's long term disability program, the Participant shall be presumed Disabled for purposes of this Plan. If the Participant does not qualify to receive benefits under the Company's long term disability program, the Plan Administrator may nevertheless determine that the Participant is Disabled for purposes of this Plan. Continued payment of benefits under the Plan in the event of a Participant's Disability shall be conditioned upon the Participant's continued Disability, which may be reviewed from time to time by the insurance carrier for the Company's long term disability program or by the Plan Administrator.

2.13 Early Retirement Age means age fifty-five (55).

2.14 Early Retirement Date means the first day of any calendar month after (i) the Participant's Early Retirement Age but before the Participant's Normal Retirement Age, regardless of whether the Participant is actively employed by the Company or a Participating Employer on such date and (ii) the Participant's completion of five (5) Years of Service.

2.15 Effective Date  of the Plan means January 4, 1999.

2.16 Employee means the regular, full-time employees of the Company or a Participating Employer who is designated as such on the books and records of the Company or Participating Employer, as determined by the Plan Administrator.

2.17 Entry Date means the first day of the calendar month on or after the date on which a key executive who is a Highly Compensated Employee is designated by the Company as being eligible to participate in the Plan.

2.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.19 Final Average Earnings means the annualized average of the Participant's highest Total Compensation for the five (5) out of six (6) consecutive calendar years in the ten (10) consecutive calendar years including and preceding a Participant's Termination of Service with the Company or a Participating Employer; provided, however, a Participant's Final Average Earnings may include the projected amount that would have been paid to the Participant as base salary for the calendar year in which the Participant terminated Service, added to any bonus and incentive compensation actually paid to the Participant in the calendar year in which the Participant terminated Service.

2.20 Highly Compensated Employee means any Employee who is a management or highly compensated employee (within the meaning of Title I of ERISA) and who:

                 (a)  is  a  five   percent   (5%)  owner  of  the   Company  or
                 Participating Employer at any time during the Plan Year or the preceding Plan Year;

                 (b) for the preceding Plan Year received Total Compensation in excess of the amount specified in Code section 414(q)(1)(B)(i); or

                 (c) for the current Plan Year, the Plan Administrator determines that the Employee's Total Compensation is expected to exceed the amount specified in Code Section 414(q)(1)(B)(i).

2.21 Hours of Service

                 (a) Hours of Service includes each hour:

                      (i) for which an individual is paid, or entitled to pay, by the Company or a Participating Employer for the performance of duties, and

                      (ii) for which an individual is paid, or entitled to pay, by the Company or Participating Employer with respect to a period of time during which no duties are performed due to vacation, holiday, or illness, incapacity, disability, maternity leave, layoff, jury duty, military duty, or leave of absence (determined in accordance with Department of Labor Regulations section 2530.200b-2(b) and (c)), and

                      (iii) for which back pay, irrespective of mitigation of damages, is either awarded to an individual or agreed to by the Company or Participating Employer.

                 (b) An Hour of Service shall not be credited under more than one paragraph above. Only 501 Hours of Service will be credited to an individual for any single continuous period of time during which the individual was paid but rendered no services, even where such period spans more than one computation period.

                 (c) An Employee will be credited with forty-five (45) Hours of Service for each week for which he or she would be credited with one Hour of Service under the Department of Labor regulations.

                 (d) Hours of Service shall include employment with the Company and with an affiliate of the Company within the meaning of Code section 1563(a).

                 (e) For purposes of determining whether a Break-in-Service for participation or vesting purposes has occurred in a Plan Year, an Employee who is absent from work for maternity or paternity reasons shall receive credit for Hours of Service which would otherwise have been credited to such individual but for such absence, or, in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

                      (i)    by reason of the pregnancy of the individual;

                      (ii)   by reason of a birth of a child of the individual;

                      (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or

                      (iv)   for  purposes of caring for such child for a period
                             beginning   immediately  following  such  birth  or
                             placement for adoption.

                 (f) The Hours of Service credited under this paragraph shall be credited in the Plan Year in which the absence begins if the crediting is necessary to prevent a Break-in-Service in that period, or in all other cases, in the following Plan Year.

2.22 Integrated Benefits. Based on facts available to the Plan Administrator, the Plan Administrator shall determine a Participant's Integrated Benefits, which determination shall be binding and conclusive on all Participants and Beneficiaries. A Participant's Integrated Benefit shall equal the sum of the following:

                 (a) The Participant's account balances (as of the date of the Participant's Termination of Service) from employer contributions and the earnings thereon (other than matching contributions and the earnings thereon) maintained in the
                 Olsten Corporation Retirement Savings Plan, the Olsten Corporation Nonqualified Retirement and Savings Plan (established effective January 1, 1999) (which includes the Olsten Corporation Nonqualified Savings Plan for Selected Management Employees and the Olsten Corporation Nonqualified Retirement Plan for Selected Management Employees) or any other plan of deferred compensation that includes employer contributions on behalf of the Participant. In no event shall accumulations in such other plans attributable to employee contributions (whether pre-tax or after-tax) and the earnings thereon or employer matching contributions and the earnings thereon be considered as Integrated Benefits in this Plan.

                 (b) The Participant's Primary Social Security Benefit.

2.23 Late Retirement Date means the first day of any calendar month after the Participant's Normal Retirement Date.

2.24 Normal Retirement Age means the date that the Participant attains age sixty-two (62).

2.25 Normal Retirement Date means the first day of the calendar month on or immediately after the date that the Participant (i) attains his or her Normal Retirement Age and (ii) has completed five (5) Years of Service.

2.26 Participant means any Highly Compensated Employee who is a key executive of the Company or a Participating Employer and is designated by the Company as eligible to participate in the Plan.

2.27 Participating Employer means any entity in the following group that includes the Company: (i) a controlled group of corporations, within the meaning of Code section 414(b); (ii) a group of trades or businesses under common control, within the meaning of Code section 414(c); (iii) an affiliated service group, within the meaning of Code section 414(m); or (iv) a trade or business required to be aggregated pursuant to Code section 414(o), provided such entity has adopted this Plan pursuant to Article VIII, with the permission of the Plan Administrator.

2.28 Plan means the Olsten Corporation Supplemental Executive Retirement Plan, which is intended to be an unfunded deferred compensation arrangement for a select group of management or Highly Compensated Employees of the Company and Participating Employers.

2.29 Plan  Administrator   means  the   Benefits  Committee  or  its  designated
representative.

2.30 Plan Year means the period of time beginning on January 1 and ending on the following December 31.

2.31 Primary Social Security Benefit. Unless the Plan Administrator determines otherwise, "Primary Social Security Benefit" means the Participant's primary insurance amount under the United States or Canadian Social Security Act payable at the disability retirement date or at age sixty-five (65), whichever applies to the Participant, and/or any other comparable primary insurance amount payable under another governmental retirement program.

2.32 Prior Plan means the Olsten Corporation Supplemental Retirement Plan for Key Executives Designated by the Company.

2.33 Service means the period of full-time employment of a Participant with (i) the Company or a Participating Employer or (ii) a Subsidiary of the Company (but not counting any period during which such Subsidiary was not a Subsidiary of the Company, unless specifically agreed to by the Company). For this purpose, all periods of employment with the Company and any Subsidiary (both before and after the adoption of the Plan and before and after the Employee became a Participant in the Plan) shall be included as Service.

2.34 Subsidiary means any corporation, at least fifty percent (50%) of the outstanding voting stock of which is beneficially owned directly or indirectly by the Company.

2.35 Termination of Service means the last day of the calendar month on or after the termination of a Participant's Service whether by voluntary or involuntary separation, retirement, disability or death.

2.36 Total Compensation means:

                 (a) All remuneration for services paid to an Employee by the Company or a Participating Employer, as defined in Code section 3401(a) (for purposes of income tax withholding at the source), but determined without regard to any rules that limit remuneration included in wages based on the nature and location of employment or the services performed.

                 (b) Total Compensation as defined in subsection (a) shall exclude the following items (even if includable in gross income):

                      (i)    reimbursement or other expense allowances;

                      (ii)   fringe benefits (cash and noncash);

                      (iii)  moving expenses and gross up for taxes;

                      (iv) welfare benefits (including short term and long term disability income from any insurance policies offered through the Company or a Participating Employer);

                      (v) payments on account of severance of the Participant from employment with the Company or a Participating Employer;

                      (vi)   payments on account of early retirement;

                      (vii) income arising from the grant or exercise of stock options or restricted stock awards;

                      (viii) Accrued Benefits under this Plan; and

                      (ix) distributions from the Olsten Corporation Nonqualified Retirement and Savings Plan (but pre-tax employee contributions to the Olsten Corporation Nonqualified Retirement and Savings Plan shall be included in the definition of Total Compensation for purposes of this Plan).

2.37 Trust means one or more trust instruments designated to hold assets associated with the Plan.

2.38 Trustee means the Trustee of the Trust and any successor Trustees.

2.39 Year(s) of Participation means the number of completed months of Service during which the Participant has earned an Accrued Benefit under the Plan. Participants whose participation has been suspended in accordance with Section

3.3 shall not earn any Years of Participation for benefit accrual purposes during the period of such suspension.

2.40 Year(s) of Service means the number of the Participant's completed months of Service, whether or not consecutive, divided by twelve (12), counting each twelve (12) months as a Year of Service and each additional full month as 1/12th of a Year of Service.



                                   ARTICLE III

                          Eligibility and Participation
                          -----------------------------


3.1 Eligibility.

                 (a) Except as provided in this Section 3.1(a), all participants in the Prior Plan shall become Participants hereunder as of January 4, 1999. To the extent an Employee participated in the Prior Plan and did not perform any Service for the Company or a Participating Employer on or after January 4, 1999, such Employee's benefits shall be determined exclusively under the terms of the Prior Plan. For Employees who first participate in the Plan on or after January 4, 1999, the Prior Plan shall not have any effect on the benefits payable under this Plan.

                 (b) Highly Compensated Employees who are age twenty-one (21) or older, employed by the Company or a Participating Employer on December 31, 1998 and designated by the Company as eligible to participate in the Plan, shall become Participants as of January 4, 1999.

                 (c) Highly Compensated Employees who are age twenty-one (21) or older and who are employed by the Company or a Participating Employer on or after January 4, 1999 and designated by the Company as eligible to participate in the Plan, shall become Participants as of their Entry Date.

                 (d) The Company shall have sole discretion to determine when and if an Employee becomes eligible to participate in the Plan.

3.2 Participation. The Chief Executive Officer of the Company or his or her designee will notify eligible Highly Compensated Employees in writing when they have been selected for participation in the Plan.

3.3 Suspension of Participation.

                 (a) A Participant's participation in the Plan may be suspended by the Company due to a diminution of responsibilities. The Chief Executive Officer or his or her designee shall notify the Participant in writing if his or her participation hereunder shall be suspended, including the effective date of such suspension. Participants whose participation hereunder has been suspended shall continue to earn Years of Service for vesting purposes with respect to the Accrued Benefit earned by the Participant prior to the effective date of such suspension. However, Participants whose participation hereunder has been suspended shall cease accumulating additional Accrued Benefits as of the effective date of the suspension.

                 (b) A Participant whose participation in the Plan is suspended under Section 3.3(a) shall be eligible to resume participation in the Plan at such time as the Company may determine. Upon the resumption of participation in the Plan, the Participant shall earn additional Years of Participation for benefit accrual purposes, but only with respect to those Years of Participation occurring before the suspension and after the resumption of participation. Unless the Company provides otherwise, Years of Participation shall not be credited for the period during which the suspension of the Participant's participation was effective.



                                   ARTICLE IV

                                     Funding
                                     -------


4.1 Funding.

                 (a) The Company or Participating Employer may deposit into a Trust any amounts it deems appropriate to fund the Accrued Benefits described in the Plan. To the extent the Trust is unable or not required to pay such Accrued Benefits, the Accrued Benefits shall be paid by the Company or Participating Employer as and when they become due as provided herein.

                 (b) Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. Funds deposited into the Trust shall continue for all purposes to be a part of the general funds of the Company or Participating Employer and no person other than the Company or respective Participating Employer shall, by virtue of the Plan, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company or a Participating Employer under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or the Participating Employer.

                 (c) Should any insurance contract or other investment be acquired in connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and Beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a trust of any kind or a fiduciary relationship between the Company, Participating
                 Employers and the Participants, Beneficiaries or any other person. The Company, Participating Employer or the Trust(s) shall be designated owner and beneficiary of any insurance contract acquired in connection with its obligation under this Plan.

                 (d) Each Participant and Beneficiary shall be required to look to the provisions of this Plan and to the Company or respective Participating Employer for enforcement of any and all benefits under this Plan. To the extent any such person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or Participating Employer, respectively.

4.2 Insolvency.

                 (a) The Participant's interest in his or her benefits under the Plan shall be payable under the Trust and shall be subject to the solvency of the Company or Participating Employer.

                 (b) Should the Company or Participating Employer be considered insolvent such that the Company or Participating Employer is unable to pay current obligations as they come due or is subject to a proceeding under the federal Bankruptcy Code or should the Company or Participating Employer become aware of its pending insolvency or bankruptcy, the affected entity, acting through its board of directors or chief executive officer shall give immediate written notice of such to the Plan Administrator and the Trustee.

                 (c) Upon receipt of such notice, the Plan Administrator and the Trustee shall cease to make any payments to Participants or Beneficiaries of the affected entity and shall hold any and all assets with respect to those Participants and Beneficiaries for the benefit of the general unsecured creditors of such entity. For this purpose, it is expressly provided that the assets of the Company and each Participating Employer which are intended for use in this Plan shall at all times be available to creditors of such entity. The Plan shall be administered on an employer-by-employer basis, such that the assets of each Participating Employer (including the Company) that are available to the creditors of that Participating Employer shall equal the liabilities accrued on behalf of the employees of that Participating Employer. Furthermore, the assets of other Participating Employers (including the Company) shall not be available to satisfy the claims of any creditor of any other entity whose employees participate in this Plan.

4.3 Amounts Not Made Available. No amounts held in the Trust or recorded as an Accrued Benefit hereunder shall be made available to the Participant or Beneficiaries, except as provided for distributions described in Article VII.

4.4 Contingent Nature of Accrued Benefits. Until the Accrued Benefits are distributed under the Plan to the Participants or Beneficiaries, the interest of each Participant and Beneficiary in this Plan is contingent only and is subject to forfeiture as provided hereunder. Title to and beneficial ownership of any assets, whether cash or investments, which the Company or a Participating Employer may set aside to meet its contingent deferred obligation hereunder shall at all times remain the property of the Company or Participating Employer and no Participant or Beneficiary shall under any circumstances acquire any property interest in any specific assets of the Company or Participating Employer.



                                    ARTICLE V

                             Entitlement to Benefits
                             -----------------------


5.1 Normal Retirement. If a Participant has a Termination of Service on his or her Normal Retirement Date while in Active Service, the Participant shall be entitled to receive his or her Accrued Benefit as of the Participant's Normal Retirement Date, subject to the Participant's distribution election described in
Section 5.8.

5.2 Late Retirement. If a Participant has a Termination of Service after his or her Normal Retirement Date while in Active Service, the Participant shall be entitled to receive his or her Accrued Benefit as of the Participant's Late Retirement Date, subject to the Participant's distribution election described in
Section 5.8.

5.3 Early Retirement. If a Participant has a Termination of Service after his or her Early Retirement Date while in Active Service (other than by reason of death or Disability), the Participant shall be entitled to receive a distribution of the vested portion (as determined under Section 5.7(b)) of his or her Accrued Benefit as of such date, subject to the Participant's distribution election described in Section 5.8.

5.4 Termination of Service. If a Participant has a Termination of Service while in Active Service after completing five (5) Years of Service but before his or her death, Disability or Early Retirement Date, the Participant shall be entitled to receive a distribution of the vested portion (as determined under Section 5.7(b)) of his or her Accrued Benefit. Distributions due to Termination of Service shall be made in accordance with the Participant's distribution election described in Section 5.9, but distribution may not commence until the Participant has attained his or her Early Retirement Date.

5.5 Death. Notwithstanding Section 5.8, if a Participant dies before his or her Normal Retirement Date or Late Retirement Date while in Active Service, then, in accordance with Section 6.2, a pre-retirement survivor annuity shall be paid to such Participant's Beneficiary as soon as practicable following the later of (i) the Participant's death or (ii) the Participant's Early Retirement Date. The amount of the Participant's death benefit shall be determined as if the Participant had a Termination of Service on his or her date of death.

5.6 Disability. Notwithstanding Section 5.8, if a Participant becomes Disabled before his or her Normal Retirement Date while in Active Service, the Participant shall be entitled to receive his or her Accrued Benefit in the form of a straight life annuity as soon as practicable after the Participant has been determined to be Disabled. The amount of the Participant's Accrued Benefit shall be reduced by the amount of payments that the Participant could have received from any long term disability insurance program sponsored by the Company or a Participating Employer, based on the highest long term disability benefit option made available to the Participant by the Company or Participating Employer.

5.7 Vesting and Forfeitures.

                 (a) A Participant shall become fully vested in his or her Accrued Benefit upon the occurrence of his or her Normal Retirement Age, death or Disability.

                 (b) Except as provided in (a), a Participant shall become vested in his or her Accrued Benefit as follows:

                           Years of Service
                           Following Entry
                           Into the Plan                      Percentage Vested
                           ----------------                   -----------------
                           Fewer than 5                                  0%
                           5                                            50%
                           6                                            60%
                           7                                            70%
                           8                                            80%
                           9                                            90%
                           10                                          100%

                 (c) Any non-vested Accrued Benefit shall be forfeited upon the Participant's Termination of Service. The forfeited amount shall be used to reduce future contributions otherwise required from the Company or a Participating Employer.

5.8 Distribution Elections.

                 (a) Subject to the approval of the Plan Administrator, payment of the Participant's vested Accrued Benefit shall be made at the time and in the form selected by the Participant in accordance with the last valid designation filed by the Participant with the Plan Administrator; provided however, that the only forms of benefit available under the Plan are those forms which are described in Sections 6.1 and 6.2.

                 (b) The designation of the time and form of payment shall only be valid if (i) the designation is filed with the Plan Administrator at least six (6) months before the distributions begin and no later than the last day of the Plan Year before the first Plan Year for which such designation is to apply;
                 (ii) the designation is filed with the Plan Administrator during the first thirty (30) days that the Participant is eligible to participate in the Plan and the distribution commencement date begins not earlier than the first day of the calendar year following the date the designation is filed with the Plan Administrator; or (iii) thirty (30) days from the date this Plan is effective for eligible employees.

                 (c) If the designation is not valid under Section 5.8(b), the Participant's previous designation shall be reinstated.

                 (d) Except as provided in this section 5.8(d), in the event the Participant does not have a valid designation of a distribution commencement date and form of benefit under this section, then the Participant shall be deemed to have elected to receive a five (5) year installment payment beginning on the Participant's Normal Retirement Date, as provided in Section 6.1, or in the case of the Participant's death while in Active Service, a survivor annuity, as provided in Section 6.2. Installment payments shall be made in a manner that distributes at least fifty thousand dollars ($50,000) annually to Participants (but no more than the Accrued Benefit), provided, however, that the final installment may be less than fifty thousand dollars ($50,000) if necessary in order to distribute the remainder of the Participant's Accrued Benefit. For example, if the Participant's Accrued Benefit is $230,000, the Participant would receive installments of $50,000 over four (4) years and the Participant's final installment would be $30,000.

                 (e) For purposes of this Section 5.8 only, the phrase "the date this Plan is effective for eligible employees" shall mean the date on which the Plan Administrator first provides a distribution election form under this Plan to a Participant.

5.9 Special Rule for Change in Control. Notwithstanding anything herein to the contrary, in the event of a Change in Control, Participants shall be fully vested in the value of their Accrued Benefit.

5.10 Special Rules for Additional Benefits. Notwithstanding anything in the Plan to the contrary, the Company, in its sole discretion, may instruct the Plan Administrator to increase a Participant's Accrued Benefit hereunder.

                                   ARTICLE VI

                                  Distributions
                                  -------------


6.1 Forms of Payment.

                 (a) Except as provided in Section 6.2, the normal form of payment under the Plan is a single life annuity. Under a single life annuity, benefits will be paid on the first day of each month to the Participant for the remainder of the Participant's lifetime, with the last payment being made on the first day of the month in which the Participant dies. Survivor benefits are not payable under a single life annuity, regardless of when the Participant dies. The Plan Administrator shall have sole discretion to select the payor of the single life annuity.

                 (b) A Participant may elect, in accordance with Section 5.8, to receive distribution of his or her Accrued Benefit in a form that is an Actuarial Equivalent to a single life annuity and payable as:

                      (i)    a single, lump sum payment;

                      (ii)   installments over five (5) or ten (10) years; or

                      (iii)  a joint and survivor annuity.

                 (c) Installments shall be payable monthly, bi-weekly or more frequently, at the discretion of the Plan Administrator. If a Participant dies while receiving installment payments hereunder, the Plan Administrator may elect to continue paying such installments to the Participant's Beneficiary or to convert the remaining installment payments to a lump sum payment to the Participant's Beneficiary. The Plan Administrator shall have sole discretion to select the payor of installment benefits and whether to convert the remaining installment payments to a lump sum.

                 (d) Periodic payments under a joint and survivor annuity may be made from proceeds of a commercial annuity contract which the Company or Participating Employer may establish with an annuity provider whereby the Company or Participating Employer may be the annuitant under the contract. The Plan Administrator shall have sole discretion to select the payor of the joint and survivor annuity and the frequency of the payments to be made to the Participant and his or her Beneficiary.

6.2 Pre-Retirement Death Distributions.

                (a)  Unless the Plan  Administrator  provides  otherwise,  if a
                 Participant dies before beginning to receive distributions under the Plan, the Participant's Beneficiary shall receive a pre-retirement survivor annuity, equal to the Participant's Accrued Benefit as of his or her date of death, payable in monthly installments over the Beneficiary's life expectancy beginning on the later of (i) the Participant's death or (ii) the Participant's Early Retirement Date. Unless the Plan Administrator provides otherwise, if the Participant dies after beginning to receive distributions under the Plan and has elected other than a Straight Life Annuity, the Beneficiary shall continue receiving the payments which would otherwise have been made to the Participant, in accordance with their distribution election under Section 5.8.

                 (b) If the Plan has not purchased a commercial annuity to fund the Beneficiary's pre-retirement death benefits, then upon the death of the Beneficiary, if any amounts remain from the Participant's Accrued Benefit, such amount shall be paid in a lump sum to the Beneficiary's estate as soon as practicable following the date of the Beneficiary's death. If the Plan purchases a commercial annuity to fund the Beneficiary's pre-retirement death benefits, payments shall cease upon the Beneficiary's death. The Plan Administrator shall have sole discretion to select the payor of the pre-retirement survivor annuity.



                                   ARTICLE VII

                             Participating Employers
                             -----------------------


7.1 Adoption by Other Employers. Notwithstanding anything herein to the contrary, a Participating Employer may, with the consent of the Plan Administrator and the Trustee, adopt the Plan and all of the provisions hereof under such procedures as the Plan Administrator may determine. The Plan is not intended to be a joint venture between the Company and any Participating Employer. The Plan Administrator shall have the authority to make any and all necessary rules or regulations to effectuate the purposes of this Section.

7.2 Allocation of Plan and Trust Expenses. Any expenses of the Plan and Trust which are to be paid by the Company or borne by the Trust shall be allocated among the Company and the Participating Employers in the proportion that the total Accrued Benefits attributable to a Participating Employer's Participants bears to the total assets of the Trust.

7.3 Designation of Company as Agent. Each Participating Employer shall be deemed irrevocably to have designated the Company as its agent with respect to all matters affecting the Plan and Trust.

7.4 Employee Transfers. The transfer of employment of a Participant from the Company to a Participating Employer or from one Participating Employer to another (or vice versa) shall not affect the Participant's rights under the Plan and the number of the Participant's Years of Service shall not be deemed to be interrupted for any purpose of the Plan. Transfer of employment between such entities shall not be treated as a Termination of Service with the Company or prior Participating Employer and distributions shall not be made from the Plan based on such a transfer of employment. The entity to which the Participant is transferred shall thereupon become obligated hereunder with respect to such Participant in the same manner as was the organization from which the Participant was transferred.

7.5 Contributions and Forfeitures of Participating Employer. All contributions made by a Participating Employer may be determined separately and may be paid to the bookkeeping accounts of such Participating Employer, subject to all of the terms and conditions of the Plan.

7.6 Amendments by Participating Employers. Participating Employers do not have the right to amend the Plan in any regard.


7.7 Discontinuance of Participation.

                 (a) A Participating Employer shall be permitted to discontinue or terminate its participation in the Plan at any time, upon giving reasonable advance notice to the Company. At the time of any such discontinuance or termination, satisfactory evidence thereof shall be delivered to the Trustee and distribution of Accrued Benefits held in the Trust for the benefit of employees of the withdrawing employer shall be distributed as soon as administratively feasible, unless the Plan Administrator provides otherwise.

                 (b) If the Plan Administrator elects not to distribute the Accrued Benefits of affected Participants under (a) above, the Plan Administrator may suspend the affected Participant's participation in the Plan, in accordance with Section 3.3.



                                  ARTICLE VIII

                            Amendment And Termination
                            -------------------------


8.1 Right to Amend or Terminate. Except as hereinafter provided, the Company shall have the right to amend or terminate the Plan and Trust at any time and from time to time to any extent that it may deem advisable. Upon termination of the Plan, the rights of all affected Participants shall be limited to benefits accrued as of the date of termination. Any amendment to the Plan shall not (i) increase the responsibilities of the Plan Administrator or the Trustee without their written consent; or (ii) directly or indirectly reduce any Participant's Accrued Benefit. Notwithstanding anything herein to the contrary, this Plan may be amended at any time if necessary or desirable to conform the Plan to the Code or any federal statute with respect to employees' trusts or any regulations or rulings issued pursuant thereto and no such amendment shall be considered prejudicial to the rights of any Participant. Notice of all material amendments shall be given to each Participant and Beneficiary.

8.2 Merger or Consolidation. The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to any other plan, unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.



                                   ARTICLE IX

                                 Administration
                                 --------------


9.1 Plan Administrator. The Plan Administrator shall have the sole authority, in its absolute discretion:

                 (a) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan;

                 (b) to prescribe the form or forms used in connection with the Plan, (which forms shall be consistent with the terms of the Plan but need not be identical and which may be in any format acceptable to the Plan Administrator, including, but not limited to, paper, facsimile, electronic record or voice response record);

                 (c) to construe and interpret the Plan and any forms used in the operation of the Plan and the rules and regulations of the Plan;

                 (d) to employ actuaries, accountants, counsel and other persons the Plan Administrator deems necessary in connection with the administration of the Plan; and

                 (e) to take all other necessary and proper actions to fulfill its duties under the Plan.

9.2 Binding Effect.  All decisions,  determinations  and  interpretations of the
Plan  Administrator   shall  be  final  and  binding  on  all  Participants  and
Beneficiaries.

9.3 Delegation of Authority. The Plan Administrator may delegate its authority to administer the Plan to any individual(s) as the Plan Administrator may determine and such individual(s) shall serve solely at the pleasure of the Plan Administrator. Any individual(s) who are authorized by the Plan Administrator to administer the Plan shall have the full power to act on behalf of the Plan Administrator but shall at all times be subordinate to the Plan Administrator and the Plan Administrator shall retain ultimate authority for the administration of the Plan.

9.4 Plan Records. The books and records to be maintained for the purposes of the Plan shall be maintained by the Company's officers and employees at the Company's expense and subject to the supervision of the Plan Administrator. All expenses of administering the Plan shall be paid by the Company, including any annual fees imposed by financial institutions, brokerage firms or otherwise to maintain the Trust.

9.5 Limited Liability. No member of the Company's Board of Directors, the board of directors of a Participating Employer or the Benefits Committee and no officer or employee of the Company or any Participating Employer shall be liable to any person for any action taken or omitted in connection with the establishment or administration of this Plan, including the receipt of benefits thereunder, unless attributable to his or her own fraud or willful misconduct, nor shall the Company or any Participating Employer be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company or Participating Employer.



                                    ARTICLE X

                                CLAIMS PROCEDURE
                                ----------------


10.1 Claims Submission.

                 (a) All claims for benefits under the Plan by a Participant or Beneficiary, regardless of the nature of the claim, shall be initially submitted in writing to the Plan Administrator. Such claims shall be submitted within a reasonable period of time after the date such benefit was, or was purported to be, available to the Participant or Beneficiary, with such
                 determination  of   reasonableness  to  be  made  by  the  Plan
                 Administrator in its sole discretion. All claims must adequately state the basis for the claim including a statement of all pertinent facts and applicable law, except to the extent expressly waived by the Administrator. The Administrator may prescribe additional procedural requirements for claims, not inconsistent herewith.

                 (b) In the event that a Participant or Beneficiary does not receive any Plan benefit that is claimed, such Participant or Beneficiary shall be entitled to consideration and review as provided in this Article. Such consideration and review shall be conducted in a manner designed to comply with ERISA section 503.

                 (c) Failure to follow the requirements of this Article shall result in the denial of the claim submitted. The Participant or Beneficiary submitting such deficient claim shall be deemed to have not exhausted his or her administrative remedies under the Plan.

10.2 Claim Review. Upon receipt of any written claim for benefits, the Plan Administrator shall be notified and shall give due consideration to the claim presented. If the claim is denied to any extent by the Plan Administrator, the Plan Administrator shall furnish the claimant with a written notice setting forth (in a manner calculated to be understood by the claimant):

                 (a) the specific reason or reasons for denial of the claim;

                 (b) a specific reference to the Plan provisions on which the denial is based;

                 (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                 (d) an explanation of the provisions of this Article.

10.3 Right of Appeal. A claimant who has a claim denied under section 10.2 may appeal for reconsideration of that claim. A request for reconsideration under this section must be filed by written notice with the Plan Administrator within sixty (60) days after receipt by the claimant of the notice of denial under section 10.2.

10.4 Review of Appeal. Upon receipt of an appeal, the Company shall promptly assign a committee or appropriate officer independent of the Plan Administrator to review the Plan Administrator's denial of the claim. Such independent committee or officer shall take action to give due consideration to the appeal. Such consideration may include a hearing of the parties involved, if the committee or officer feels such a hearing is necessary. In preparing for this appeal the claimant shall be given the right to review pertinent documents and the right to submit in writing a statement of issues and comments. After consideration of the merits of the appeal, the committee or officer shall issue a written decision which shall be binding on all parties. The decision shall be written in a manner calculated to be understood by the claimant and shall specifically state its reasons and pertinent Plan provisions on which it relies. The decision on the appeal shall be issued within sixty (60) days after the appeal is filed, except that if a hearing is held, the decision may be issued within one hundred twenty (120) days after the appeal is filed.

10.5 Designation. The Plan Administrator may designate one or more of its members or any other person of its choosing to make any determination otherwise required to be made by the Plan Administrator under this Article.



                                   ARTICLE XI

                                  Miscellaneous
                                  -------------


11.1 Headings. The headings in this Plan are for convenience of reference only and are not to be considered as constructions of the provisions.





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
11.2 Uniformity. In the exercise of any discretionary power of authority hereunder, all Participants under similar circumstances shall be treated in a uniform and non-discriminatory manner.

11.3 Obligations of the Company and Participating Employers. The Company and the Participating Employers expect to continue the Plan in force indefinitely, but continuance of the Plan is completely voluntary and is not assumed as a contractual obligation of the Company or the Participating Employers.

11.4 Governing Law. This Plan is made under, and shall be subject to and governed by, the laws of the State of New York.

11.5 Gender and Number. Words used in the masculine shall be read and construed in the feminine where applicable. Wherever required, the singular of the word used in this Plan shall include the plural and the Plural may be read in the singular.

11.6 Taxes. The Company and Participating Employers have the right to deduct from all benefits paid under the Plan any taxes required by law to be withheld with respect to such benefits. The Company and Participating Employers do not represent or guarantee that any particular federal or state income, payroll, personal property or other tax consequence will result from participation in this Plan. Participants should consult their personal tax advisors to determine the tax consequences of his or her participation in the Plan.

11.7 Plan Benefits Nontransferable. The right of any Participant or Beneficiary in any benefit or payment hereunder shall not be subject to attachment or other legal process for the debts of such Participant or Beneficiary and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance. Any attempt to subject any benefit or payment in whole or in part to the debts, contracts, liabilities engagements or torts of the Participant or Beneficiary or any other person, entitled to any such benefit or payment pursuant to the terms of the Plan shall result in the termination of such benefit or payment in the discretion of the Plan Administrator.

11.8 Incompetence. If the Plan Administrator determines that any person to whom a benefit is payable under the Plan is incompetent by reason of a physical or mental Disability, the Plan Administrator shall have the power to cause the payments becoming due to such person to be made to another person for his or her benefit without the responsibility of the Plan Administrator, the Company, Participating Employer or Trustee to see to the application of such payments. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Plan Administrator, the Company, Participating Employer and any Trustee.

11.9 Identity. If, at any time, any doubt exists as to the identity of any person entitled to any payment hereunder or the amount of time of such payment, the Plan Administrator shall be entitled to hold such sum until such identity or amount of time is determined or until an order of a court of competent jurisdiction is obtained. The Plan Administrator shall also be entitled to pay such sum into court in accordance with the appropriate rules of law. Any expenses incurred by the Company, Participating Employer, the Plan Administrator and any Trustee incident to such proceeding or litigation shall be charged against the account of the affected Participant.




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
11.10 Other Benefits. The benefits of each Participant or Beneficiary hereunder shall be in addition to any benefits paid or payable to or on account of the Participant or Beneficiary under any other pension, disability, annuity or retirement plan of policy whatsoever.

11.11 Construction. All questions of interpretation, construction or application arising under this Plan shall be decided by the Plan Administrator whose decision shall be final and conclusive upon all persons.

11.12 No Guarantee of Employment. Nothing contained herein shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or a Participating Employer, or to interfere with the rights of any such employer to discharge any individual at any time, with or without cause, except as may be otherwise agreed to in writing or provided by applicable law.




   IN WITNESS WHEREOF,  this Plan has been executed  effective  January 4, 1999.


                                             OLSTEN CORPORATION



                                             By:___________________________
                                                Member, Benefits Committee































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